Exhibit 99.2
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                         WIRELESS XCESSORIES GROUP, INC.
                         ------------------------------

                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Wireless Xcessories Group, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Ronald E. Badke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                             By:  /s/  Ronald  E.  Badke
                                             ---------------------------
                                             Ronald  E.  Badke
                                             Chief  Financial  Officer
                                             November  14,  2002


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